Exhibit 99.1
CALAVOGROWERS,INC.
NASDQ: CVGW
Fall 2008 Institutional Investor Visit
CONFIDENTIAL ©2008 Calavo Growers, Inc.

Safe Harbor Statement
Except for the historical information contained herein, this presentation contains forward-looking statements that involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements.
CONFIDENTIAL ©2008 Calavo Growers, Inc. 2

Business Overview
Everything between the produce grower and seller
CONFIDENTIAL ©2008 Calavo Growers, Inc. 3

Company Overview
84-year history
— Founded in 1924 as a co-operative of California avocado growers — Non-traditional path to the public market in 2002
Expanding branded product portfolio — Avocados — Papayas — Tomatoes — Mushrooms — Pineapples — Guacamole
Diversified growing business with flexible infrastructure
— Increasing global sourcing (U.S.A., Mexico, Chile, Peru) — Increasing non-avocado revenue — Expanding customer list (Canada, retail, food service) — Increasing value-added focus (ProRipeVIP®, bagging, UHP)
CONFIDENTIAL ©2008 Calavo Growers, Inc. 4

Grower and Customer List
Calavo adds value and draws revenue from both growers and customers
Growers Customers
CONFIDENTIAL ©2008 Calavo Growers, Inc. 5

Key Investment Highlights
· The leader in the growing avocado category
· Valuable supplier to large national customer base
· Proven business model expanding past California fresh avocados
· Beneficiary of large macro trends
· Embedded opportunities for long-term growth through continued internal expansion and acquisitions
· Ability to increase operating margins by leveraging SG&A
· Asset rich with owned facilities and 15% ownership in the 115 year-old Limoneira Company (agribusiness, land and water developer)
CONFIDENTIAL ©2008 Calavo Growers, Inc. 6

An Accelerating Timeline
Calavo de Chile 2008 Papaya Acquisition Maui Pineapples 2008 2007 Calavo Mushrooms 2007 Beltran Tomato Limoneira Relationship Investment 2007 2005
Avocado co-operative
Maui Fresh UHP guacamole
Acquisition 1998 2003
1965 Public 2002
Calavo de Mexico 1998
1924
CONFIDENTIAL ©2008 Calavo Growers, Inc. 7

The First Name in Avocados
Calavo is the leader in the growing avocado industry
Important to the seller — Avocados are a high profit item for stores
— Calavo provides consistent supply and quality
— Unique offering of value-added programs — Ripe program reduces shrink
Important to the growers —Reliability of distribution and payment —Premium price —The ability to build out new markets
CONFIDENTIAL ©2008 Calavo Growers, Inc. 8

Added Fees for Value-added Services
Increasing our profit and value to our customer base
Value-added services —Consistent avocado ripeness —Bagging —Special packing
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Advantages of Business Model
· No direct crop risk
· No conflict of interest marketing customers crops
· Little competitive focus on providing a global avocado source from larger competitors
· Smaller competitors do not have the infrastructure, financial capabilities or historical reputation to offer a similar avocado service
· Avocado demand continues to grow
· Customer consolidation increases the value of larger brands
· Food safety focus increases the value of larger brands
· Relatively minimal investment capital needed to grow revenue
· Current SG&A is highly scalable
· Proof-of-concept allows for easier replication
CONFIDENTIAL ©2008 Calavo Growers, Inc. 10

The Business Today
TTM Net Sales
Divisional Breakdown — Fresh Products — Processed Products Fresh
Processed
85.6% 14.4%
Key Balance Sheet Items — $21.7 million in long-term debt
— $44.1 million position in LMNR TTM Gross Profit
Fresh Processed 68.8% 31
.3%
*Period ended 7.31.2008
CONFIDENTIAL ©2008 Calavo Growers, Inc. 11

Fresh Products Division
Sales First 9 Months 2008
Diversifying avocado sourcing — New sources: Calavo de Mexico, Imported avocados
Calavo de Chile, Peru 48.1%
Diversified
— 9 months 2008 48% of fresh sales California 17.8%
avocad
os
— 9 months 2006 27% of fresh sales 34.0%
Sales First 9 Months 2006
Diversifying outside of avocados
Imported
— 9 months 2008 17.8% of fresh sales avocados
California
27.1%
—9 months 2006 7.4% of fresh sales avocados
65.5% Diversified 7.4% *Period ending 7.31.2008 CONFIDENTIAL ©2008 Calavo Growers, Inc. 12

Agricola BelHer Case Study
Agreement announced in August 2007 — Loan from CVGW to tomato grower — Calavo makes a small profit on loan
— Capital used by grower to increase quality and volume
— Calavo received a long-term marketing agreement
2008 seasons results
— Grower: Higher volume and a premium sales price with Calavo label
— Calavo: Successfully sold product through existing distribution network with little impact to SG&A
CONFIDENTIAL ©2008 Calavo Growers, Inc. 13

Processed Products Division
Divisional Breakdown — Food Service — Retail and Club
Overview — All-natural product
— Leverage brand, sourcing and relationships
— High gross margin business
2008
— A focus on purging lower margin business
CONFIDENTIAL ©2008 Calavo Growers, Inc. 14

Benefiting from Macro Trends
The avocado and produce industry are nicely positioned
Avocado consumption in the U.S.A. — 490 million pounds in 1999/2000 — Roughly 1 billion pounds today
— CAC estimates 1.2 — 1.5 billion pounds by 2013
· Increasing U.S. Hispanic population
· Increasing awareness of the health benefits of avocados (monounsaturated fat)
· Increasing global grower commitment to avocado hectares
Produce industry — Consumers focus on a healthier diet
— Increasing industrialized population looking for produce
*Data Provided by California Avocado Commission
CONFIDENTIAL ©2008 Calavo Growers, Inc. 15

Focused on Growth
We Believe $1 Billion in Revenue is Achievable
Avocados — Increase sourcing (Mexico, Chile, Peru)
— Leverage and increase distribution (Canada, Europe)
Diversified Products
— Continue to build market-share in current categories
•Year-round tomato supply •Larger papaya and pineapple supply •Add new complementary categories Processed Products — Continue to grow guacamole sales
— Leverage infrastructure with non-avocado products
Acquisitions
— Expand current areas, add new expertise, take advantage of fragmented industry
CONFIDENTIAL ©2008 Calavo Growers, Inc. 16

Financial Highlights
Dollars in millions except 10-31-07 10-31-06 10-31-05 for per share data
Net Sales $302.9 $273.6 $258.9 Gross Margin 31.8 29.1 21.7 SG&A 19.8 19.8 18.6 Net Income 7.3 5.8 3.3 EPS $0.51 $0.40 $0.24
CONFIDENTIAL ©2008 Calavo Growers, Inc. 17

First Nine Months 2008
Dollars in millions except 7-31-08 7-31-07 7-31-06 for per share data
Net Sales $267.9 $217.7 $197.0 Gross Margin 21.0 24.7 22.3 SG&A 14.8 14.2 14.8 Net Income 3.7 6.1 4.5 EPS $0.26 $0.43 $0.31
CONFIDENTIAL ©2008 Calavo Growers, Inc. 18

Revenue, SG&A and Gross Margin Performance
Revenue Growth
2008 9 months:
320
23% revenue growth
300
280 2007: $303.0 million 260 2006: $273.9 million 2005: $258.8 million
240 220
SG&A as a Percent of Revenue Decreased
8.0% 6.0% 2005: 7.2% 2006: 7.2%
2007: 6.5%
4.0% 2008 9 months: 2.0% 5.5% 0.0%
Avocado Supply Shortage has Recently Lowered Gross Margins
15.0% 10.0%
2006: 10.6% 2007: 10.5%
5.0%2005: 8.4% 2008 9 months: 7.8% 0.0% CONFIDENTIAL ©2008 Calavo Growers, Inc. 19

Portfolio of Assets
Calavo’s owned facilities — 53K sq ft Santa Paula packinghouse — 60K sq ft Temecula packinghouse — 70K sq ft 5 acre Santa Paula VAD — 90K sq ft Uruapan processing facility — 50K sq ft Uruapan packinghouse — 725 acres and facility in Hawaii
Investment in the Limoneira Company (LMNR)
— CVGW owns 172K shares of LMNR, LMNR owns 1M shares of CVGW
— Largest California avocado grower, citrus — Over 7,000 acres of land, water assets
— June of 2008, City of Santa Paula approved key East Area 1 project
—Long-term investment by Calavo
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Building the Future on the Past
Focused on leveraging the opportunity resulting from 84-years of investment
CONFIDENTIAL ©2008 Calavo Growers, Inc. 21

APPENDIX
CONFIDENTIAL ©2008 Calavo Growers, Inc.

Historical U.S.A. Avocado Consumption and Supply Data
Data Provided by California Avocado Commission, *,**estimates
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An International Company
Calavo Source and Supply Locations
Avocados Processed guacamole
— Sourcing from U.S.A., Mexico, — Sourcing from Mexico Chile, Peru — Supplying to U.S.A., Canada,
— Supplying to U.S.A., Canada, Asia, Europe, Australia, New Asia, Europe Zealand
Tomatoes Pineapples
— Sourcing from Mexico — Sourcing from Hawaii — Supplying to U.S.A., Canada — Supplying to U.S.A., Canada
Papayas Mushrooms
— Sourcing from Hawaii — Sourcing from Canada — Supplying to U.S.A., Canada — Supplying to U.S.A., Canada
CONFIDENTIAL ©2008 Calavo Growers, Inc. 24

Fresh Division Revenue Structures
Different method of payment in each category
— California avocados — set marketing and packing fee
— Mexican avocados — buy and sell — Chilean avocados — commission on sale price — Tomatoes — commission on sale price — Pineapples — set fee per box sold — Mushrooms — commission on sale price — Papayas — set marketing and packing fee
Calavo earns an extra fee from customers for value-added services
— ProRipeVIP® — Bagging — Special packing
Recognized revenue includes the price of the fruit
— As a result, gross margin percent in California avocados and pineapples inversely related to price
— Sale price up, gross profit the same, gross margin percentage down — Sale price down, gross profit the same, gross margin percent up
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ProRipe VIP Operation
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Distribution Structure
Calavo can supply the complete U.S.A. and Canadian marketplace by efficiently using current infrastructure
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CALAVO GROWERS, INC.
NASDAQ: CVGW
For follow-up needs, contact Michael Lippold (805) 421-5032 mikel@calavo.com .
CONFIDENTIAL ©2008 Calavo Growers, Inc.